Fourth Quarter
Financial Supplement

December 31, 2008

HIGHLIGHTS
Corporate Overview	2

METLIFE, INC.
Consolidated Balance Sheets	3
Consolidated Statements of Operating Earnings Available to Common Shareholders	4
Consolidating Balance Sheet	5
Consolidating Statement of Operating Earnings Available to Common Shareholders	6

SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	10

INSTITUTIONAL
Statements of Operating Earnings Available to Common Shareholders	11
Future Policy Benefits, Policyholder Account Balances and Separate Account Liabilities	15
Other Expenses by Major Category	16
Spreads by Product	17

INDIVIDUAL
Statements of Operating Earnings Available to Common Shareholders	18
Premiums and Deposits by Product	23
Additional Statistical Information	24
Future Policy Benefits, Policyholder Account Balances and Separate Account Liabilities	25
Expenses by Major Category	26
Spreads by Product	27

INTERNATIONAL
Statement of Operating Earnings Available to Common Shareholders	28

AUTO & HOME
Statements of Operating Earnings Available to Common Shareholders	32
Written Premiums by Product and Selected Financial Information and Supplemental Data	35

CORPORATE, OTHER & ELIMINATIONS
Statement of Operating Earnings Available to Common Shareholders	36

INVESTMENTS
Investment Results by Asset Category and Annualized Yields	37
Fixed Maturity Securities and Equity Securities Gross Unrealized Gains and Losses Aging Schedules	39
Summary of Fixed Maturity Securities Available-for-Sale By Sector and Quality Distribution and Summary of Commercial Mortgage Loans By Region and Property Type	40
Summary of Real Estate and Summary of Mortgages and Consumer Loans	41

OTHER INFORMATION `
Company Ratings	42
NOTE:
The Quarterly Financial Supplement (“QFS”) includes financial measures, such as operating earnings available to common shareholders and operating earnings available to common shareholders per diluted common share, that are not based on generally accepted accounting principles (“GAAP”). Operating earnings available to common shareholders is defined as GAAP net income, excluding net investment gains and losses, net of income tax, adjustments related to net investment gains and losses, net of income tax, and discontinued operations other than discontinued real estate, net of income tax, less preferred stock dividends. Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting treatment are included in operating earnings. Operating earnings available to common shareholders per diluted common share is calculated by dividing operating earnings available to common shareholders by the number of weighted average diluted common shares outstanding for the period indicated. MetLife believes these measures enhance the understanding and comparability of its performance by excluding net investment gains and losses, net of income tax, and adjustments related to net investment gains and losses, net of income tax, both of which can fluctuate significantly from period to period, and discontinued operations other than discontinued real estate, net of income tax, thereby highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings available to common shareholders and operating earnings available to common shareholders per diluted common share should not be viewed as substitutes for GAAP net income available to common shareholders and GAAP net income available to common shareholders per diluted common share, respectively. Reconciliations of operating earnings available to common shareholders to GAAP net income available to common shareholders and operating earnings available to common shareholders per diluted common share to GAAP net income available to common shareholders per diluted common share, the most directly comparable GAAP measures, are included in the QFS and in MetLife’s earnings press release dated February 3, 2009, for the three months ended December 31, 2008, which are available at www.metlife.com.

CORPORATE OVERVIEW
Unaudited (In millions, except per share data)

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
	2007	2008	2008	2008	2008

Net income (5)	$1,118	$648	$946	$630	985
Preferred stock dividends	35	33	31	30	31

Net income available to common shareholders	1,083	615	915	600	954

Net investment gains (losses)	(163)	(738)	(330)	739	2,100
Net investment gains (losses) tax provision	38	262	104	(282)	(755)

Net investment gains (losses), net of income tax (1) (2)	(125)	(476)	(226)	457	1,345

Adjustments related to universal life and investment-type product policy fees	2	5	(3)	—	16
Adjustments related to policyholder benefits and dividends	9	(127)	165	(96)	(123)
Adjustments related to other expenses	19	114	144	(1)	(778)
Adjustments related to tax provision	(9)	6	(109)	36	308

Adjustments related to net investment gains (losses), net of income tax (3)	21	(2)	197	(61)	(577)

Discontinued operations, net of income tax	26	21	62	(430)	38

Operating earnings available to common shareholders (4)	$1,161	$1,072	$882	$634	$148

Net income available to common shareholders per common share — diluted (5)	$1.44	$0.84	$1.26	$0.83	$1.20
Net investment gains (losses), net of income tax	($0.16)	($0.65)	($0.31)	$0.63	$1.69
Adjustments related to net investment gains (losses), net of income tax	$0.03	$0.00	$0.27	($0.08)	($0.73)
Discontinued operations, net of income tax	$0.03	$0.03	$0.09	($0.59)	$0.05

Operating earnings available to common shareholders — diluted	$1.54	$1.46	$1.21	$0.87	$0.19

Weighted average common shares outstanding — diluted	754.1	732.7	726.5	726.9	793.6

Book value per common share (actual common shares outstanding)	$45.44	$43.64	$42.97	$36.46	$27.33
Book value per common share, excluding accumulated other comprehensive income (actual common shares outstanding)	$43.96	$45.09	$46.51	$47.12	$45.29

Book value per common share — diluted (weighted average common shares outstanding)	$43.94	$42.25	$41.98	$35.48	$27.33
Book value per common share, excluding accumulated other comprehensive income — diluted (weighted average common shares outstanding)	$42.51	$43.65	$45.43	$45.85	$45.29

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
	2007	2008	2008	2008	2008

Common shares outstanding, beginning of period	740.3	729.2	709.4	709.7	707.3
Treasury stock, net	(11.1)	(19.8)	0.3	(2.4)	75.0
Newly issued shares	—	—	—	—	11.3

Common shares outstanding, end of period	729.2	709.4	709.7	707.3	793.6

Weighted average common shares outstanding — basic	735.9	720.4	712.8	718.1	790.0
Dilutive effect of stock-based awards	11.0	8.7	9.4	8.6	3.6
Dilutive effect of stock purchase contracts underlying common equity units	7.2	3.6	4.3	0.2	—

Weighted average common shares outstanding — diluted	754.1	732.7	726.5	726.9	793.6

MetLife Policyholder Trust shares	260.7	256.6	253.4	246.7	242.7

(1)	Net investment gains (losses), net of income tax, excludes scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting treatment of $44 million, ($6) million, ($25) million, ($1) million, and 34 million for the three months ended December 31, 2007, March 31, 2008, June 30, 2008, September 30, 2008, and December 31, 2008 respectively. For QFS purposes, these settlements are included in net investment income.

(2)	Net investment gains (losses), net of income tax, from real estate and real estate joint ventures includes discontinued operations of $5 million for the three months ended both December 31, 2007 and 2008. There were no net investment gains (losses) from other real estate and real estate joint ventures for any other periods presented.

(3)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(4)	Presentation of operating earnings available to common shareholders throughout the QFS differs from other public filings with respect to discontinued operations, scheduled periodic settlement payments on derivatives not qualifying for hedge accounting treatment and acquistion-related costs incurred to effect a business combination. Presentation of discontinued operations in other public filings is in accordance with the Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Presentation of scheduled periodic settlement payments on derivatives not qualifying for hedge accounting treatment in other public filings is in accordance with SFAS No.133, Accounting for Derivative Instruments and Hedging Activities (“SFAS 133”). Presentation of acquisition-related costs incurred to effect a business combination after January 1, 2009 in other public filings is in accordance with SFAS No. 141(r) (As Amended), Business Combinations (“SFAS 141(r)”), adopted on January 1, 2009. The transaction cost adjustment will be reflected as a separate line item in each of the 2009 net income reconciliations.

(5)	During the fourth quarter of 2008, the Company recorded a cumulative out-of-period adjustment in connection with the exclusion of certain derivatives gains from the estimation of cumulative gross profits used in the determination of DAC amortization. The adjustment decreased deferred policy acquisition costs and increased DAC amortization by $124 million and decreased net income by $80 million in the fourth quarter of 2008. Had the amounts been reflected during the first, second and third quarters of 2008 - in the periods in which they arose - DAC amortization would have increased (decreased) by $100 million, $(61) million, and $85 million, respectively, resulting in an increase (decrease) of net income by ($65) million, $40 million and ($55) million, respectively. Net income available to common shareholders per diluted common share would have been higher (lower) by ($0.09), $0.06, ($0.08) and $0.10 during the first, second, third and fourth quarters, respectively, of 2008 had the amounts been reflected in the periods in which they arose. Based upon an evaluation of all relevant quantitative and qualitative factors, we believe this correcting adjustment was not material to our full year results for 2008 or the trends of earnings.

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS

	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2007	2008	2008	2008	2008

ASSETS
Assets
Fixed maturity securities, available-for-sale, at estimated fair value	$232,336	$234,183	$231,013	$212,125	$188,251
Equity securities, available-for-sale, at estimated fair value	5,911	5,368	5,228	3,474	3,197
Trading securities, at estimated fair value	779	807	883	787	946
Mortgage and consumer loans:
Held-for-investment, at amortized cost	46,149	46,477	47,979	49,182	49,352
Held-for-sale, principally at estimated fair value	5	443	179	1,424	2,012

Mortgage and consumer loans, net	46,154	46,920	48,158	50,606	51,364
Policy loans	9,326	9,666	9,683	9,742	9,802
Real estate and real estate joint ventures	6,728	6,959	7,292	7,365	7,585
Real estate held-for-sale	39	1	36	190	1
Other limited partnership interests	6,155	6,349	6,707	6,353	6,039
Short-term investments	2,544	2,543	1,929	2,570	13,878
Other invested assets	8,076	9,808	8,617	9,755	17,248

Total Investments	$318,048	$322,604	$319,546	$302,967	$298,311
Cash and cash equivalents	9,961	10,560	13,414	20,181	24,207
Accrued investment income	3,545	3,270	3,207	3,266	3,061
Premiums and other receivables	13,373	13,648	14,056	17,843	16,973
Deferred policy acquisition costs and value of business acquired	17,810	18,159	18,879	20,119	20,144
Current income tax recoverable	334	417	712	763	—
Deferred income tax assets	—	—	—	1,631	4,927
Goodwill	4,814	4,999	5,065	5,036	5,008
Other assets	8,239	8,311	8,175	8,822	7,262
Assets of subsidiaries held-for-sale	22,883	23,117	23,732	887	946
Separate account assets	160,142	152,554	149,686	139,803	120,839

Total Assets	$559,149	$557,639	$556,472	$521,318	$501,678

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future policy benefits	$126,016	$127,631	$127,539	$128,589	$130,555
Policyholder account balances	130,342	134,588	136,720	138,779	149,805
Other policyholder funds	7,838	8,105	8,223	8,273	7,762
Policyholder dividends payable	991	990	1,034	1,073	1,023
Policyholder dividend obligation	789	119	—	—	—
Short-term debt	667	632	623	1,106	2,659
Long-term debt	9,100	9,124	9,167	10,810	9,667
Collateral financing arrangements	4,882	4,942	4,997	5,132	5,192
Junior subordinated debt securities	4,075	4,075	4,825	3,759	3,758
Current income tax payable	—	—	—	—	342
Deferred income tax liability	1,502	557	261	—	—
Payables for collateral under securities loaned and other transactions	44,136	46,648	45,979	43,300	31,059
Other liabilities	12,829	13,713	13,306	12,111	14,535
Liabilities of subsidiaries held-for-sale	20,661	20,962	21,571	750	748
Separate account liabilities	160,142	152,554	149,686	139,803	120,839

Total Liabilities	523,970	524,640	523,931	493,485	477,944

Stockholders’ Equity
Preferred stock, at par value	1	1	1	1	1
Common stock, at par value	8	8	8	8	8
Additional paid-in capital	17,098	17,600	17,647	17,602	15,811
Retained earnings	19,884	20,526	21,441	22,041	22,403
Treasury stock, at cost	(2,890)	(4,108)	(4,047)	(4,279)	(236)
Accumulated other comprehensive income (loss)	1,078	(1,028)	(2,509)	(7,540)	(14,253)

Total Stockholders’ Equity	35,179	32,999	32,541	27,833	23,734

Total Liabilities and Stockholders’ Equity	$559,149	$557,639	$556,472	$521,318	$501,678

METLIFE, INC.
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2007	2008	2008	2008	2008

REVENUES
Premiums	$5,932	$6,291	$6,340	$6,785	$6,498
Universal life and investment-type product policy fees	1,389	1,392	1,399	1,352	1,220
Investment income, net	4,791	4,288	4,281	4,050	3,685
Other revenues	359	369	351	421	445

	12,471	12,340	12,371	12,608	11,848

EXPENSES
Policyholder benefits and dividends	6,511	6,885	7,190	7,616	7,316
Interest credited to policyholder account balances	1,381	1,218	1,184	1,121	1,220
Interest credited to bank deposits	49	44	39	40	43
Interest expenses	250	269	253	253	276
Other expenses	2,605	2,344	2,455	2,629	2,758

	10,796	10,760	11,121	11,659	11,613

Operating earnings before provision for income tax	1,675	1,580	1,250	949	235
Provision for income tax	479	475	337	285	56

Operating earnings	1,196	1,105	913	664	179
Preferred stock dividends	35	33	31	30	31

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,161	$1,072	$882	$634	$148

Net Income Reconciliation

Operating earnings available to common shareholders	$1,161	$1,072	$882	$634	$148

Net investment gains (losses)	(163)	(738)	(330)	739	2,100
Net investment gains (losses) tax provision	38	262	104	(282)	(755)

Net investment gains (losses), net of income tax	(125)	(476)	(226)	457	1,345

Adjustments related to universal life and investment-type product policy fees	2	5	(3)	—	16
Adjustments related to policyholder benefits and dividends	9	(127)	165	(96)	(123)
Adjustments related to other expenses	19	114	144	(1)	(778)
Adjustments related to tax provision	(9)	6	(109)	36	308

Adjustments related to net investment gains (losses), net of income tax (1)	21	(2)	197	(61)	(577)

Discontinued operations, net of income tax	26	21	62	(430)	38

Net income available to common shareholders	1,083	615	915	600	954
Preferred stock dividends	35	33	31	30	31

Net income	$1,118	$648	$946	$630	$985

Premiums, Fees and Other Revenues	$7,680	$8,052	$8,090	$8,558	$8,163

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
CONSOLIDATING BALANCE SHEET

	December 31, 2008
						Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	International	Auto & Home	& Eliminations

ASSETS
Total investments	$298,311	$132,440	$112,710	$15,475	$3,382	$34,304
Cash and cash equivalents	24,207	906	6,091	1,584	(96)	15,722
Accrued investment income	3,061	1,133	1,197	231	55	445
Premiums and other receivables	16,973	6,261	2,608	852	891	6,361
Deferred policy acquisition costs and value of business acquired	20,144	1,013	16,505	2,436	183	7
Current income tax recoverable	—	—	—	—	—	—
Deferred income tax assets	4,927	4,153	(313)	77	294	716
Goodwill	5,008	1,051	2,957	373	157	470
Other assets	7,262	1,346	2,540	392	366	2,618
Assets of subsidiaries held-for-sale	946	(24)	725	—	—	245
Separate account assets	120,839	46,912	69,456	4,471	—	—

Total Assets	$501,678	$195,191	$214,476	$25,891	$5,232	$60,888

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future policy benefits	$130,555	$55,285	$57,754	$9,241	$3,083	$5,192
Policyholder account balances	149,805	75,332	61,869	5,654	—	6,950
Other policyholder funds	7,762	3,199	2,964	1,227	43	329
Policyholder dividends payable	1,023	—	1,023	—	—	—
Short-term debt	2,659	300	—	—	—	2,359
Long-term debt	9,667	—	95	208	—	9,364
Collateral financing arrangements	5,192	—	—	—	—	5,192
Junior subordinated debt securities	3,758	—	—	—	—	3,758
Current income tax payable	342	(186)	(357)	283	(8)	610
Payables for collateral under securities loaned and other transactions	31,059	6,840	10,105	22	1	14,091
Other liabilities	14,535	4,273	3,437	1,325	591	4,909
Liabilities of subsidiaries held-for-sale	748	—	735	—	—	13
Separate account liabilities	120,839	46,912	69,456	4,471	—	—

Total Liabilities	477,944	191,955	207,081	22,431	3,710	52,767

Stockholders’ Equity
Preferred stock, at par value	1	—	—	—	—	1
Common stock, at par value	8	—	—	—	—	8
Allocated equity (1)	38,214	10,281	10,767	3,730	1,908	11,528
Treasury stock	(236)	—	—	—	—	(236)
Accumulated other comprehensive income (loss)	(14,253)	(7,045)	(3,372)	(270)	(386)	(3,180)

Total Stockholders’ Equity	23,734	3,236	7,395	3,460	1,522	8,121

Total Liabilities and Stockholders’ Equity	$501,678	$192,091	$214,476	$25,891	$5,232	$63,988

(1)	Allocated equity includes additional paid-in capital and retained earnings.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended December 31, 2008
						Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	International	Auto & Home	& Eliminations

REVENUES
Premiums	$6,498	$3,727	$1,277	$753	$739	$2
Universal life and investment-type product policy fees	1,220	239	733	248	—	—
Investment income, net	3,685	1,686	1,509	298	37	155
Other revenues	445	191	121	5	8	120

	11,848	5,843	3,640	1,304	784	277

EXPENSES
Policyholder benefits and dividends	7,316	4,157	1,991	724	432	12
Interest credited to policyholder account balances	1,220	644	540	29	—	7
Capitalization of deferred policy acquisition costs	(787)	(55)	(474)	(152)	(107)	1
Amortization of deferred policy acquisition costs	929	20	665	133	111	—
Other expenses	2,935	665	1,078	378	196	618

	11,613	5,431	3,800	1,112	632	638

Operating earnings before provision for income tax	235	412	(160)	192	152	(361)
Provision for income tax	56	140	(54)	98	40	(168)

Operating earnings	179	272	(106)	94	112	(193)
Preferred stock dividends	31	—	—	—	—	31

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$148	$272	($106)	$94	$112	($224)

Net Income Reconciliation

Operating earnings available to common shareholders	$148	$272	($106)	$94	$112	($224)

Net investment gains (losses)	2,100	570	652	(118)	(43)	1,039

Net investment gains (losses) tax provision	(755)	(201)	(224)	24	15	(369)

Net investment gains (losses), net of income tax	1,345	369	428	(94)	(28)	670

Adjustments related to universal life and investment-type product policy fees	16	—	16	—	—	—
Adjustments related to policyholder benefits and dividends	(123)	21	(93)	(51)	—	—
Adjustments related to other expenses	(778)	—	(778)	—	—	—
Adjustments related to tax provision	308	(7)	297	18	—	—

Adjustments related to net investment gains (losses), net of income tax (1)	(577)	14	(558)	(33)	—	—

Discontinued operations, net of income tax	38	—	(20)	—	—	58

Net income available to common shareholders	954	655	(256)	(33)	84	504
Preferred stock dividends	31	—	—	—	—	31

Net income	$985	$655	($256)	($33)	$84	$535

Premiums, Fees and Other Revenues	$8,163	$4,157	$2,131	$1,006	$747	$122

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended December 31, 2007
						Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	International	Auto & Home	& Eliminations

REVENUES
Premiums	$5,932	$3,113	$1,222	$824	$761	$12
Universal life and investment-type product policy fees	1,389	224	885	280	—	—
Investment income, net	4,791	2,210	1,808	359	54	360
Other revenues	359	180	152	2	15	10

	12,471	5,727	4,067	1,465	830	382

EXPENSES
Policyholder benefits and dividends	6,511	3,495	1,949	574	479	14
Interest credited to policyholder account balances	1,381	778	518	85	—	—
Capitalization of deferred policy acquisition costs	(849)	(58)	(419)	(257)	(113)	(2)
Amortization of deferred policy acquisition costs	585	69	302	93	119	2
Other expenses	3,168	641	1,140	763	211	413

	10,796	4,925	3,490	1,258	696	427

Operating earnings before provision for income tax	1,675	802	577	207	134	(45)
Provision for income tax	479	275	197	14	31	(38)

Operating earnings	1,196	527	380	193	103	(7)
Preferred stock dividends	35	—	—	—	—	35

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,161	$527	$380	$193	$103	($42)

Net Income Reconciliation
Operating earnings available to common shareholders	$1,161	$527	$380	$193	$103	($42)

Net investment gains (losses)	(163)	(128)	(21)	(9)	3	(8)
Net investment gains (losses) tax provision	38	42	8	4	(1)	(15)

Net investment gains (losses), net of income tax	(125)	(86)	(13)	(5)	2	(23)

Adjustments related to universal life and investment-type product policy fees	2	—	2	—	—	—
Adjustments related to policyholder benefits and dividends	9	27	(51)	34	—	(1)
Adjustments related to other expenses	19	—	19	—	—	—
Adjustments related to tax provision	(9)	(9)	11	(11)	—	—

Adjustments related to net investment gains (losses), net of income tax (1)	21	18	(19)	23	—	(1)

Discontinued operations, net of income tax	26	—	—	(6)	—	32

Net income available to common shareholders	1,083	459	348	205	105	(34)
Preferred stock dividends	35	—	—	—	—	35

Net income	$1,118	$459	$348	$205	$105	$1

Premiums, Fees and Other Revenues	$7,680	$3,517	$2,259	$1,106	$776	$22

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Year Ended December 31, 2008
						Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	International	Auto & Home	& Eliminations

REVENUES
Premiums	$25,914	$14,964	$4,481	$3,470	$2,971	$28
Universal life and investment-type product policy fees	5,363	886	3,382	1,095	—	—
Investment income, net	16,304	7,501	6,528	1,285	186	804
Other revenues	1,586	775	571	18	38	184

	49,167	24,126	14,962	5,868	3,195	1,016

EXPENSES
Policyholder benefits and dividends	29,007	16,650	7,200	3,185	1,924	48
Interest credited to policyholder account balances	4,743	2,537	2,028	171	—	7
Capitalization of deferred policy acquisition costs	(3,092)	(233)	(1,614)	(798)	(444)	(3)
Amortization of deferred policy acquisition costs	2,968	151	1,977	381	454	5
Other expenses	11,527	2,490	4,259	2,088	794	1,896

	45,153	21,595	13,850	5,027	2,728	1,953

Operating earnings before provision for income tax	4,014	2,531	1,112	841	467	(937)
Provision for income tax	1,153	857	369	319	104	(496)

Operating earnings	2,861	1,674	743	522	363	(441)
Preferred stock dividends	125	—	—	—	—	125

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$2,736	$1,674	$743	$522	$363	($566)

Operating Return on Common Equity (1)	8.0%

Net Income Reconciliation
Operating earnings available to common shareholders	$2,736	$1,674	$743	$522	$363	($566)

Net investment gains (losses)	1,771	163	651	131	(134)	960
Net investment gains (losses) tax provision	(671)	(56)	(227)	(81)	46	(353)

Net investment gains (losses), net of income tax	1,100	107	424	50	(88)	607

Adjustments related to universal life and investment-type product policy fees	18	—	18	—	—	—
Adjustments related to policyholder benefits and dividends	(181)	125	(318)	12	—	—
Adjustments related to other expenses	(521)	—	(521)	—	—	—
Adjustments related to tax provision	241	(44)	289	(4)	—	—

Adjustments related to net investment gains (losses), net of income tax (2)	(443)	81	(532)	8	—	—

Cumulative effect of a change in accounting principle, net of income tax	—	—	—	—	—	—
Discontinued operations, net of income tax	(309)	—	(16)	—	—	(293)

Net income available to common shareholders	3,084	1,862	619	580	275	(252)
Preferred stock dividends	125	—	—	—	—	125

Net income	$3,209	$1,862	$619	$580	$275	($127)

Premiums, Fees and Other Revenues	$32,863	$16,625	$8,434	$4,583	$3,009	$212

Net Income Return on Common Equity, excluding AOCI (3)	9.1%
Net Income Return on Common Equity (3)	11.2%
(1)	Operating return on common equity is defined as operating earnings available to common shareholders divided by average GAAP common equity, excluding accumulated other comprehensive income.

(2)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(3)	Net income return on common equity is defined as net income available to common shareholders divided by average GAAP common equity.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Year Ended December 31, 2007
						Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	International	Auto & Home	& Eliminations

REVENUES
Premiums	$22,970	$12,392	$4,481	$3,096	$2,966	$35
Universal life and investment-type product policy fees	5,250	802	3,453	995	—	—
Investment income, net	18,328	8,384	7,071	1,249	196	1,428
Other revenues	1,465	726	600	24	43	72

	48,013	22,304	15,605	5,364	3,205	1,535

EXPENSES
Policyholder benefits and dividends	25,349	13,802	7,168	2,521	1,811	47
Interest credited to policyholder account balances	5,435	3,068	2,013	354	—	—
Capitalization of deferred policy acquisition costs	(3,064)	(249)	(1,593)	(743)	(471)	(8)
Amortization of deferred policy acquisition costs	2,375	251	1,336	309	468	11
Other expenses	11,243	2,437	4,389	2,183	832	1,402

	41,338	19,309	13,313	4,624	2,640	1,452

Operating earnings before provision for income tax	6,675	2,995	2,292	740	565	83
Provision for income tax	1,968	1,028	786	172	139	(157)

Operating earnings	4,707	1,967	1,506	568	426	240
Preferred stock dividends	137	—	—	—	—	137

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$4,570	$1,967	$1,506	$568	$426	$103

Operating Return on Common Equity (1)	14.6%

Net Income Reconciliation
Operating earnings available to common shareholders	$4,570	$1,967	$1,506	$568	$426	$103

Net investment gains (losses)	(844)	(796)	(156)	54	15	39
Net investment gains (losses) tax provision	280	279	54	(16)	(5)	(32)

Net investment gains (losses), net of income tax	(564)	(517)	(102)	38	10	7

Adjustments related to universal life and investment-type product policy fees	(12)	—	(12)	—	—	—
Adjustments related to policyholder benefits and dividends	(156)	(3)	(210)	57	—	—
Adjustments related to other expenses	125	—	125	—	—	—
Adjustments related to tax provision	19	2	36	(19)	—	—

Adjustments related to net investment gains (losses), net of income tax (2)	(24)	(1)	(61)	38	—	—

Discontinued operations, net of income tax	198	—	14	(9)	—	193

Net income available to common shareholders	4,180	1,449	1,357	635	436	303
Preferred stock dividends	137	—	—	—	—	137

Net income	$4,317	$1,449	$1,357	$635	$436	$440

Premiums, Fees and Other Revenues	$29,685	$13,920	$8,534	$4,115	$3,009	$107

Net Income Return on Common Equity, excluding AOCI (3)	13.3%
Net Income Return on Common Equity (3)	12.9%
(1)	Operating return on common equity is defined as operating earnings available to common shareholders divided by average GAAP common equity, excluding accumulated other comprehensive income.

(2)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(3)	Net income return on common equity is defined as net income available to common shareholders divided by average GAAP common equity.

SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2007	2008	2008	2008	2008

INSTITUTIONAL	$527	$558	$448	$396	$272

INDIVIDUAL	380	312	322	215	(106)

INTERNATIONAL	193	137	147	144	94

AUTO & HOME	103	98	52	101	112

CORPORATE, OTHER & ELIMINATIONS	(42)	(33)	(87)	(222)	(224)

CONSOLIDATED	$1,161	$1,072	$882	$634	$148

(1)	A reconciliation of operating earnings available to common shareholders to net income for each segment appears in this QFS as follows: (i) Institutional Operations, page 11; (ii) Individual Operations, page 18; (iii) International Operations, page 28; (iv) Auto & Home Operations, page 32; and (v) Corporate, Other & Eliminations, page 36. A Consolidated reconciliation of operating earnings available to common shareholders to net income for MetLife, Inc. appears on page 4.

INSTITUTIONAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
Unaudited (In millions, except number of	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
sales representatives)	2007	2008	2008	2008	2008	2007	2008

REVENUES
Premiums	$3,113	$3,573	$3,599	$4,065	$3,727	$12,392	$14,964
Universal life and investment-type product policy fees	224	224	208	215	239	802	886
Investment income, net	2,210	2,026	1,939	1,850	1,686	8,384	7,501
Other revenues	180	190	171	223	191	726	775

	5,727	6,013	5,917	6,353	5,843	22,304	24,126

EXPENSES
Policyholder benefits and dividends	3,495	3,926	4,048	4,519	4,157	13,802	16,650
Interest credited to policyholder account balances	778	669	601	623	644	3,068	2,537
Other expenses	652	574	592	612	630	2,439	2,408

	4,925	5,169	5,241	5,754	5,431	19,309	21,595

Operating earnings before provision for income tax	802	844	676	599	412	2,995	2,531
Provision for income tax	275	286	228	203	140	1,028	857

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$527	$558	$448	$396	$272	$1,967	$1,674

Net Income Reconciliation
Operating earnings available to common shareholders	$527	$558	$448	$396	$272	$1,967	$1,674

Net investment gains (losses)	(128)	(744)	122	215	570	(796)	163
Net investment gains (losses) tax provision	42	260	(41)	(74)	(201)	279	(56)

Net investment gains (losses), net of income tax	(86)	(484)	81	141	369	(517)	107

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	27	15	32	57	21	(3)	125
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax provision	(9)	(5)	(12)	(20)	(7)	2	(44)

Adjustments related to net investment gains (losses), net of income tax (1)	18	10	20	37	14	(1)	81

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	459	84	549	574	655	1,449	1,862

Net Income Reconciliation
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$459	$84	$549	$574	$655	$1,449	$1,862

Premiums, Fees and Other Revenues	$3,517	$3,987	$3,978	$4,503	$4,157	$13,920	$16,625

Number of Sales Representatives	637	656	647	628	632	637	632

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

INSTITUTIONAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
GROUP LIFE

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2007	2008	2008	2008	2008	2007	2008

REVENUES
Premiums	$1,525	$1,642	$1,693	$1,666	$1,645	$6,231	$6,646
Universal life and investment-type product policy fees	221	220	205	211	234	790	870
Investment income, net	358	334	341	315	293	1,370	1,283
Other revenues	16	16	16	19	37	79	88

	2,120	2,212	2,255	2,211	2,209	8,470	8,887

EXPENSES
Policyholder benefits and dividends	1,599	1,736	1,751	1,692	1,721	6,404	6,900
Interest credited to policyholder account balances	147	128	122	121	119	608	490
Other expenses	232	168	176	178	192	752	714

	1,978	2,032	2,049	1,991	2,032	7,764	8,104

Operating earnings before provision for income tax	142	180	206	220	177	706	783
Provision for income tax	49	61	70	75	60	243	266

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$93	$119	$136	$145	$117	$463	$517

Net investment gains (losses), net of income tax	(61)	(115)	1	32	(85)	(111)	(167)
Adjustments related to net investment gains (losses), net of income tax	2	1	—	1	1	3	3
Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	34	5	137	178	33	355	353

Preferred stock dividends	—	—	—	—	—	—	—

Net income	$34	$5	$137	$178	$33	$355	$353

Premiums, Fees and Other Revenues	$1,762	$1,878	$1,914	$1,896	$1,916	$7,100	$7,604

Incurred Loss Ratio (Mortality Experience) of Term Life	93.2%	93.8%	91.3%	90.7%	93.3%

INSTITUTIONAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
RETIREMENT & SAVINGS

	;
	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2007	2008	2008	2008	2008	2007	2008

REVENUES
Premiums	$313	$540	$494	$994	$632	$1,225	$2,660
Universal life and investment-type product policy fees	1	2	1	2	1	7	6
Investment income, net	1,639	1,502	1,406	1,359	1,239	6,254	5,506
Other revenues	69	64	59	103	56	264	282

	2,022	2,108	1,960	2,458	1,928	7,750	8,454

EXPENSES
Policyholder benefits and dividends	818	1,002	1,072	1,574	1,185	3,218	4,833
Interest credited to policyholder account balances	625	535	473	496	518	2,453	2,022
Other expenses	69	86	85	93	99	345	363

	1,512	1,623	1,630	2,163	1,802	6,016	7,218

Operating earnings before provision for income tax	510	485	330	295	126	1,734	1,236
Provision for income tax	174	164	111	100	42	594	417

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$336	$321	$219	$195	$84	$1,140	$819

Net investment gains (losses), net of income tax	(147)	(437)	140	(20)	(712)	(537)	(1,029)
Adjustments related to net investment gains (losses), net of income tax	22	5	11	22	10	10	48
Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	211	(111)	370	197	(618)	613	(162)
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$211	($111)	$370	$197	($618)	$613	($162)

Premiums, Fees and Other Revenues	$383	$606	$554	$1,099	$689	$1,496	$2,948

INSTITUTIONAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
NON-MEDICAL HEALTH & OTHER

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2007	2008	2008	2008	2008	2007	2008

REVENUES
Premiums	$1,275	$1,391	$1,412	$1,405	$1,450	$4,936	$5,658
Universal life and investment-type product policy fees	2	2	2	2	4	5	10
Investment income, net	213	190	192	176	154	760	712
Other revenues	95	110	96	101	98	383	405

	1,585	1,693	1,702	1,684	1,706	6,084	6,785

EXPENSES
Policyholder benefits and dividends	1,078	1,188	1,225	1,253	1,251	4,180	4,917
Interest credited to policyholder account balances	6	6	6	6	7	7	25
Other expenses	351	320	331	341	339	1,342	1,331

	1,435	1,514	1,562	1,600	1,597	5,529	6,273

Operating earnings before provision for income tax	150	179	140	84	109	555	512
Provision for income tax	52	61	47	28	38	191	174

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$98	$118	$93	$56	$71	$364	$338

Net investment gains (losses), net of income tax	122	68	(60)	129	1,166	131	1,303
Adjustments related to net investment gains (losses), net of income tax	(6)	4	9	14	3	(14)	30

Discontinued operations, net of income tax	—	—	—	—	—	—	—
Net income available to common shareholders	214	190	42	199	1,240	481	1,671
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$214	$190	$42	$199	$1,240	$481	$1,671

Premiums, Fees and Other Revenues	$1,372	$1,503	$1,510	$1,508	$1,552	$5,324	$6,073
Group Disability Premiums, Fees and Other Revenues (Included in Total)	$410	$438	$404	$395	$418	$1,558	$1,655

Incurred Loss Ratio (Morbidity Experience) of Group Disability	90.6%	80.6%	89.7%	95.6%	92.9%	90.6%	92.9%

INSTITUTIONAL
FUTURE POLICY BENEFITS, POLICYHOLDER ACCOUNT BALANCES AND SEPARATE ACCOUNT LIABILITIES
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

GROUP LIFE	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2007	2008	2008	2008	2008

Balance, beginning of period	$17,314	$17,323	$17,637	$17,899	$17,648
Premiums and deposits	2,939	3,164	3,697	3,299	3,163
Interest on reserves	189	169	146	163	162
Surrenders and withdrawals	(1,398)	(1,293)	(1,597)	(1,805)	(1,702)
Benefits and reserves	(1,605)	(1,735)	(1,750)	(1,691)	(1,713)
Other	(116)	9	(234)	(217)	(168)

Balance, end of period	$17,323	$17,637	$17,899	$17,648	$17,390

RETIREMENT & SAVINGS	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2007	2008	2008	2008	2008

Balance, beginning of period	$91,401	$89,532	$92,653	$94,202	$95,834
Premiums and deposits	2,064	5,894	9,267	12,761	19,552
Interest on reserves	1,162	1,081	1,151	1,051	1,081
Surrenders and withdrawals	(4,338)	(3,563)	(7,329)	(10,512)	(15,120)
Benefits and reserves	(605)	(701)	(747)	(802)	(734)
Other	(152)	410	(793)	(866)	494

Balance, end of period	$89,532	$92,653	$94,202	$95,834	$101,107

NON-MEDICAL HEALTH & OTHER	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2007	2008	2008	2008	2008

Balance, beginning of period	$10,819	$11,118	$11,301	$11,539	$11,822
Premiums and deposits	1,224	1,369	1,385	1,389	1,429
Interest on reserves	110	116	120	125	127
Surrenders and withdrawals	18	14	8	(2)	(14)
Benefits and reserves	(1,113)	(1,217)	(1,252)	(1,281)	(1,271)
Other	60	(99)	(23)	52	27

Balance, end of period	$11,118	$11,301	$11,539	$11,822	$12,120

SEPARATE ACCOUNT LIABILITIES

GROUP LIFE	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2007	2008	2008	2008	2008

Balance, beginning of period	$15,261	$16,914	$16,649	$15,597	$16,527
Premiums and deposits	1,134	174	167	132	236
Investment performance	630	(151)	(142)	(627)	(949)
Surrenders and withdrawals	(101)	(243)	(290)	(144)	(119)
Policy charges	(1)	(32)	(35)	(33)	(34)
Other	(9)	(13)	(752)	1,602	(295)

Balance, end of period	$16,914	$16,649	$15,597	$16,527	$15,366

RETIREMENT & SAVINGS	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2007	2008	2008	2008	2008

Balance, beginning of period	$35,607	$34,533	$34,510	$33,482	$32,628
Premiums and deposits	754	1,141	690	1,309	1,266
Investment performance	(186)	467	(229)	(1,301)	(235)
Surrenders and withdrawals	(1,614)	(1,608)	(1,228)	(1,243)	(1,482)
Policy charges	(36)	(23)	(23)	(21)	(19)
Other	8	—	(238)	402	(1,375)

Balance, end of period	$34,533	$34,510	$33,482	$32,628	$30,783

NON-MEDICAL HEALTH & OTHER	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2007	2008	2008	2008	2008

Balance, beginning of period	$552	$599	$645	$667	$705
Premiums and deposits	80	65	55	44	49
Investment performance	26	11	(16)	(6)	27
Surrenders and withdrawals	(25)	(20)	(14)	(4)	(9)
Policy charges	(18)	(7)	(4)	(5)	(9)
Other	(16)	(3)	1	9	—

Balance, end of period	$599	$645	$667	$705	$763

INSTITUTIONAL
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2007	2008	2008	2008	2008

Direct and allocated expenses	$474	$422	$434	$452	$441
Pension and other post-retirement benefit costs	5	2	2	2	31
Premium tax and other tax, licenses and fees	84	47	54	58	44

	563	471	490	512	516
Commissions and other expenses	89	103	102	100	114

Total Other Expenses	$652	$574	$592	$612	$630

INSTITUTIONAL
SPREADS BY PRODUCT

GROUP LIFE	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited	2007	2008	2008	2008	2008

Investment income yield	6.81%	6.24%	6.31%	5.82%	5.38%
Average crediting rate	4.30%	3.83%	3.62%	3.55%	3.40%

Annualized General Account Spread	2.51%	2.41%	2.69%	2.27%	1.98%

RETIREMENT & SAVINGS	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited	2007	2008	2008	2008	2008

Investment income yield	7.14%	6.50%	5.88%	5.69%	4.95%
Average crediting rate	5.44%	4.99%	4.59%	4.73%	4.71%

Annualized General Account Spread	1.70%	1.51%	1.29%	0.96%	0.24%

NON-MEDICAL HEALTH & OTHER	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited	2007	2008	2008	2008	2008

Investment income yield	7.59%	6.37%	6.20%	5.34%	4.25%
Average crediting rate	4.86%	4.77%	4.84%	4.85%	4.73%

Annualized General Account Spread	2.73%	1.60%	1.36%	0.49%	(0.48%)

INDIVIDUAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2007	2008	2008	2008	2008	2007	2008

REVENUES
Premiums	$1,222	$1,063	$1,067	$1,074	$1,277	$4,481	$4,481
Universal life and investment-type product policy fees	885	878	898	873	733	3,453	3,382
Investment income, net	1,808	1,684	1,690	1,645	1,509	7,071	6,528
Other revenues	152	149	154	147	121	600	571

	4,067	3,774	3,809	3,739	3,640	15,605	14,962

EXPENSES
Policyholder benefits and dividends	1,949	1,708	1,757	1,744	1,991	7,168	7,200
Interest credited to policyholder account balances	518	502	494	492	540	2,013	2,028
Capitalization of deferred policy acquisition costs	(419)	(354)	(388)	(398)	(474)	(1,593)	(1,614)
Amortization of deferred policy acquisition costs	302	417	386	509	665	1,336	1,977
Other expenses	1,140	1,033	1,078	1,070	1,078	4,389	4,259

	3,490	3,306	3,327	3,417	3,800	13,313	13,850

Operating earnings before provision for income tax	577	468	482	322	(160)	2,292	1,112
Provision for income tax	197	156	160	107	(54)	786	369

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$380	$312	$322	$215	($106)	$1,506	$743

Net Income Reconciliation

Operating earnings available to common shareholders	$380	$312	$322	$215	($106)	$1,506	$743

Net investment gains (losses)	(21)	(98)	(256)	353	652	(156)	651
Net investment gains (losses) tax provision	8	34	89	(126)	(224)	54	(227)

Net investment gains (losses), net of income tax	(13)	(64)	(167)	227	428	(102)	424

Adjustments related to universal life and investment-type product policy fees	2	5	(3)	—	16	(12)	18
Adjustments related to policyholder benefits and dividends	(51)	(77)	(77)	(71)	(93)	(210)	(318)
Adjustments related to other expenses	19	114	144	(1)	(778)	125	(521)
Adjustments related to tax provision	11	(14)	(21)	27	297	36	289

Adjustments related to net investment gains (losses), net of income tax (1)	(19)	28	43	(45)	(558)	(61)	(532)

Discontinued operations, net of income tax	—	—	1	3	(20)	14	(16)

Net income available to common shareholders	348	276	199	400	(256)	1,357	619
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$348	$276	$199	$400	($256)	$1,357	$619

Premiums, Fees and Other Revenues	$2,259	$2,090	$2,119	$2,094	$2,131	$8,534	$8,434

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

INDIVIDUAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
TRADITIONAL LIFE

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2007	2008	2008	2008	2008	2007	2008

REVENUES
Premiums	$1,140	$981	$986	$1,015	$1,138	$4,142	$4,120
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Investment income, net	841	799	834	811	724	3,297	3,168
Other revenues	1	1	(1)	2	—	1	2

	1,982	1,781	1,819	1,828	1,862	7,440	7,290

EXPENSES
Policyholder benefits and dividends	1,673	1,429	1,448	1,468	1,566	6,105	5,911
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of deferred policy acquisition costs	(69)	(58)	(63)	(66)	(56)	(251)	(243)
Amortization of deferred policy acquisition costs	(30)	45	45	56	51	147	197
Other expenses	254	231	244	238	241	997	954

	1,828	1,647	1,674	1,696	1,802	6,998	6,819

Operating earnings before provision for income tax	154	134	145	132	60	442	471
Provision for income tax	51	43	47	43	20	146	153

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$103	$91	$98	$89	$40	$296	$318

Net investment gains (losses), net of income tax	(33)	(92)	8	(16)	(16)	(66)	(116)
Adjustments related to net investment gains (losses), net of income tax	(4)	11	(20)	(27)	(125)	(56)	(161)
Discontinued operations, net of income tax	(1)	(1)	—	1	(5)	1	(5)

Net income available to common shareholders	65	9	86	47	(106)	175	36
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$65	$9	$86	$47	($106)	$175	$36

Premiums, Fees and Other Revenues	$1,141	$982	$985	$1,017	$1,138	$4,143	$4,122

INDIVIDUAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
VARIABLE & UNIVERSAL LIFE

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2007	2008	2008	2008	2008	2007	2008

REVENUES
Premiums	$—	$—	$—	$—	$—	$—	$—
Universal life and investment-type product policy fees	349	391	395	389	354	1,466	1,529
Investment income, net	222	218	214	210	187	854	829
Other revenues	2	1	1	4	—	5	6

	573	610	610	603	541	2,325	2,364

EXPENSES
Policyholder benefits and dividends	119	157	140	146	154	459	597
Interest credited to policyholder account balances	153	150	154	157	155	599	616
Capitalization of deferred policy acquisition costs	(124)	(100)	(103)	(95)	(93)	(410)	(391)
Amortization of deferred policy acquisition costs	62	128	115	135	46	367	424
Other expenses	245	215	212	214	206	891	847

	455	550	518	557	468	1,906	2,093

Operating earnings before provision for income tax	118	60	92	46	73	419	271
Provision for income tax	40	20	30	15	25	144	90

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$78	$40	$62	$31	$48	$275	$181

Net investment gains (losses), net of income tax	4	(22)	(17)	(2)	45	(61)	4
Adjustments related to net investment gains (losses), net of income tax	(4)	3	5	3	(8)	8	3
Discontinued operations, net of income tax	1	1	1	2	(13)	12	(9)

Net income available to common shareholders	79	22	51	34	72	234	179
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$79	$22	$51	$34	$72	$234	$179

Premiums, Fees and Other Revenues	$351	$392	$396	$393	$354	$1,471	$1,535

INDIVIDUAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
ANNUITIES

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2007	2008	2008	2008	2008	2007	2008

REVENUES
Premiums	$82	$82	$81	$59	$139	$339	$361
Universal life and investment-type product policy fees	475	431	444	430	338	1,763	1,643
Investment income, net	696	625	598	583	557	2,735	2,363
Other revenues	46	42	47	43	33	174	165

	1,299	1,180	1,170	1,115	1,067	5,011	4,532

EXPENSES
Policyholder benefits and dividends	157	122	169	130	271	605	692
Interest credited to policyholder account balances	344	334	321	316	366	1,321	1,337
Capitalization of deferred policy acquisition costs	(226)	(196)	(222)	(237)	(325)	(932)	(980)
Amortization of deferred policy acquisition costs	270	244	226	318	568	822	1,356
Other expenses	471	424	455	463	495	1,820	1,837

	1,016	928	949	990	1,375	3,636	4,242

Operating earnings before provision for income tax	283	252	221	125	(308)	1,375	290
Provision for income tax	98	85	75	42	(104)	476	98

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$185	$167	$146	$83	($204)	$899	$192

Net investment gains (losses), net of income tax	25	66	(150)	237	409	47	562
Adjustments related to net investment gains (losses), net of income tax	(11)	14	58	(21)	(425)	(13)	(374)
Discontinued operations, net of income tax	—	—	—	—	(2)	1	(2)

Net income available to common shareholders	199	247	54	299	(222)	934	378
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$199	$247	$54	$299	($222)	$934	$378

Premiums, Fees and Other Revenues	$603	$555	$572	$532	$510	$2,276	$2,169

INDIVIDUAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
OTHER

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2007	2008	2008	2008	2008	2007	2008

REVENUES
Premiums	$—	$—	$—	$—	$—	$—	$—
Universal life and investment-type product policy fees	61	56	59	54	41	224	210
Investment income, net	49	42	44	41	41	185	168
Other revenues	103	105	107	98	88	420	398

	213	203	210	193	170	829	776

EXPENSES
Policyholder benefits and dividends	—	—	—	—	—	(1)	—
Interest credited to policyholder account balances	21	18	19	19	19	93	75
Capitalization of deferred policy acquisition costs	—	—	—	—	—	—	—
Amortization of deferred policy acquisition costs	—	—	—	—	—	—	—
Other expenses	170	163	167	155	136	681	621

	191	181	186	174	155	773	696

Operating earnings before provision for income tax	22	22	24	19	15	56	80
Provision for income tax	8	8	8	7	5	20	28

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$14	$14	$16	12	$10	$36	$52

Net investment gains (losses), net of income tax	(9)	(16)	(8)	8	(10)	(22)	(26)
Adjustments related to net investment gains (losses), net of income tax	—	—	—	—	—	—	—
Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	5	(2)	8	20	—	14	26
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$5	($2)	$8	$20	$0	$14	$26

Premiums, Fees and Other Revenues	$164	$161	$166	$152	$129	$644	$608

INDIVIDUAL
PREMIUMS AND DEPOSITS BY PRODUCT (1)

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2007	2008	2008	2008	2008

Life First Year and Renewal, Annuity Type
Life First Year Premiums and Deposits (2)
Traditional Life	$55	$50	$52	$50	$54
Variable Life 1st Year	61	50	41	46	37
Universal Life 1st Year	191	145	149	162	137

Total Life First Year Premiums & Deposits	307	245	242	258	228

Life Renewal Premiums and Deposits
Traditional Life	1,201	982	1,052	1,035	1,198
Variable & Universal Life	575	613	552	566	572

Total Life Renewal Premiums and Deposits	1,776	1,595	1,604	1,601	1,770

Annuities Deposits (3)
Fixed Annuity Deposits	261	272	277	499	4,122
Variable Annuity Deposits	3,697	3,192	3,538	3,787	3,424

Total Annuity Deposits	3,958	3,464	3,815	4,286	7,546

Total Premiums and Deposits	$6,041	$5,304	$5,661	$6,145	$9,544

Separate Account and General Account
Separate Accounts
Variable & Universal Life	$284	$266	$251	$248	$243
Variable Annuities	2,450	2,121	2,285	2,212	2,005

Total Separate Accounts	2,734	2,387	2,536	2,460	2,248

General Accounts
Traditional Life	1,256	1,032	1,104	1,085	1,252
Variable & Universal Life	543	542	491	526	503
Fixed Annuities	261	272	277	499	4,122
Variable Annuities	1,247	1,071	1,253	1,575	1,419

Total General Account	3,307	2,917	3,125	3,685	7,296

Total Premiums and Deposits	$6,041	$5,304	$5,661	$6,145	$9,544

Percentage of Premiums and Deposits to Separate Accounts, Excluding Transfers from General Account
Variable & Universal Life	34.3%	32.9%	33.8%	32.0%	32.6%
Annuities	61.9%	61.2%	59.9%	51.6%	26.6%

(1)	Statutory premiums direct and assumed, excluding Company-sponsored internal exchanges.

(2)	Of the $228 million of Life First Year Premiums and Deposits received during the three months ended December 31, 2008, approximately 42% were distributed through MetLife agents, 19% through New England Financial agents, 36% through MetLife’s Independent Distribution channel and 3% through other distribution channels.

(3)	Of the $7,546 million of Annuities Deposits received during the three months ended December 31, 2008, approximately 17% were distributed through MetLife agents, 5% through New England Financial agents, 71% through MetLife’s Independent Distribution channel and 7% through MetLife Resources representatives.

INDIVIDUAL
ADDITIONAL STATISTICAL INFORMATION

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited	2007	2008	2008	2008	2008

Mortality as a Percentage of Expected	82.7%	93.2%	89.8%	83.2%	83.9%

Lapse / Surrender (General and Separate Account) (1)
Traditional Life	5.8%	5.8%	5.9%	5.9%	6.1%
Variable & Universal Life	5.2%	5.4%	5.5%	5.5%	5.7%
Variable Annuities	10.2%	10.0%	9.7%	9.5%	9.5%
Fixed Annuities	14.4%	13.9%	12.5%	11.2%	11.3%

Actual Number of Sales Representatives
MetLife Distribution	6,243	6,423	6,447	6,484	6,362
New England Financial	2,155	2,220	2,278	2,335	2,278
Independent Distribution Wholesalers	200	193	201	199	201
MetLife Resources	698	688	688	655	660
Walnut Street and Tower Square Securities	1,351	1,354	1,371	1,361	1,329
P&C Specialists	592	565	552	546	523

Total Agents	11,239	11,443	11,537	11,580	11,353

(1)	Lapse/Surrender rates are calculated for the most recent 12 months of experience, excluding Company-sponsored internal exchanges.

INDIVIDUAL
FUTURE POLICY BENEFITS, POLICYHOLDER ACCOUNT BALANCES AND SEPARATE ACCOUNT LIABILITIES
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

TRADITIONAL LIFE	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2007	2008	2008	2008	2008

Balance, beginning of period	$52,093	$52,379	$52,452	$52,596	$52,734
Premiums and deposits (1)	1,231	1,066	1,075	1,099	1,227
Interest on reserves	532	529	533	535	539
Surrenders and withdrawals	(452)	(463)	(459)	(453)	(491)
Benefit payments	(616)	(614)	(546)	(528)	(541)
Other	(409)	(445)	(459)	(515)	(499)

Balance, end of period	$52,379	$52,452	$52,596	$52,734	$52,969

VARIABLE & UNIVERSAL LIFE	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2007	2008	2008	2008	2008

Balance, beginning of period	$15,340	$15,532	$15,720	$15,849	$16,046
Premiums and deposits (1) (2)	532	547	491	528	500
Interest on reserves	152	149	155	157	156
Surrenders and withdrawals	(119)	(153)	(135)	(126)	(181)
Net transfers from (to) separate account	28	27	9	22	44
Policy charges	(367)	(373)	(378)	(390)	(389)
Benefit payments	(35)	(41)	(39)	(43)	(30)
Other	1	32	26	49	45

Balance, end of period	$15,532	$15,720	$15,849	$16,046	$16,191

ANNUITIES	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2007	2008	2008	2008	2008

Balance, beginning of period	$41,305	$40,840	$41,096	$40,916	$41,765
Premiums and deposits (1) (2)	1,577	1,428	1,635	2,127	5,622
Interest on reserves	417	415	401	405	457
Surrenders and withdrawals	(1,410)	(1,245)	(1,154)	(1,130)	(1,615)
Net transfers from (to) separate account	(942)	(307)	(683)	(315)	1
Policy charges	(3)	(5)	(4)	(6)	(8)
Benefit payments	(276)	(295)	(287)	(267)	(287)
Other	172	265	(88)	35	2,002

Balance, end of period	$40,840	$41,096	$40,916	$41,765	$47,937

SEPARATE ACCOUNT LIABILITIES

VARIABLE & UNIVERSAL LIFE	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2007	2008	2008	2008	2008

Balance, beginning of period	$11,074	$10,838	$9,928	$9,798	$8,831
Premiums and deposits (1)	295	276	296	273	257
Investment performance	(167)	(842)	(29)	(914)	(1,565)
Surrenders and withdrawals	(180)	(160)	(226)	(156)	(120)
Net transfers from (to) fixed account	(28)	(27)	(9)	(22)	(44)
Policy charges	(163)	(156)	(160)	(159)	(150)
Other	7	(1)	(2)	11	(17)

Balance, end of period	$10,838	$9,928	$9,798	$8,831	$7,192

ANNUITIES	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2007	2008	2008	2008	2008

Balance, beginning of period	$93,340	$92,080	$84,826	$84,273	$75,938
Premiums and deposits (1)	2,780	2,271	2,477	2,404	2,149
Investment performance	(1,881)	(7,109)	(930)	(8,645)	(13,820)
Surrenders and withdrawals	(2,706)	(2,363)	(2,397)	(2,047)	(1,723)
Net transfers from (to) fixed account	942	307	683	315	(1)
Policy charges	(397)	(364)	(384)	(364)	(288)
Other	2	4	(2)	2	9

Balance, end of period	$92,080	$84,826	$84,273	$75,938	$62,264

(1)	Includes Company-sponsored internal exchanges.

(2)	Includes premiums and deposits directed to General Account investment option of a variable life or variable annuity product.

INDIVIDUAL
EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2007	2008	2008	2008	2008

INSURANCE EXPENSES (NET OF CAPITALIZATION OF DAC)

Insurance Expenses	$968	$870	$920	$929	$1,009
DAC Capitalization (1)	(433)	(367)	(402)	(405)	(485)

Net Insurance Expenses	$535	$503	$518	$524	$524

EXPENSES

Commissions	$341	$292	$313	$321	$397
Other deferrable expenses	173	147	164	162	158
Direct and allocated expenses, not deferred	404	386	403	401	395
Pension and other post-retirement benefit costs	19	11	11	11	37
Premium tax and other tax, licenses and fees	31	34	29	34	22

Insurance Expenses	968	870	920	929	1,009

Broker-dealer and other expenses	177	166	169	155	138
Reinsurance allowances	(5)	(3)	(11)	(14)	(69)

Total Other Expenses	$1,140	$1,033	$1,078	$1,070	$1,078

(1)	Excludes $14 million, $13 million, $14 million, $7 million and $11 million of DAC capitalization related to reinsurance allowances for the three months ended December 31, 2007, March 31, 2008, June 30, 2008, September 30, 2008 and December 31, 2008 respectively.

INDIVIDUAL
SPREADS BY PRODUCT

VARIABLE & UNIVERSAL LIFE	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited	2007	2008	2008	2008	2008

Investment income yield	6.53%	6.45%	6.35%	6.13%	5.30%
Average crediting rate	4.52%	4.48%	4.54%	4.49%	4.47%

Annualized General Account Spread	2.01%	1.97%	1.81%	1.64%	0.83%

ANNUITIES	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited	2007	2008	2008	2008	2008

Investment income yield	6.89%	6.25%	6.02%	5.72%	5.05%
Average crediting rate	3.91%	3.82%	3.75%	3.71%	3.88%

Annualized General Account Spread	2.98%	2.43%	2.27%	2.01%	1.17%

INTERNATIONAL
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions, except number of sales representatives)	2007	2008	2008	2008	2008	2007	2008

REVENUES
Premiums	$824	$904	$920	$893	$753	$3,096	$3,470
Universal life and investment-type product policy fees	280	290	293	264	248	995	1,095
Investment income, net	359	274	365	348	298	1,249	1,285
Other revenues	2	7	6	—	5	24	18

	1,465	1,475	1,584	1,505	1,304	5,364	5,868

EXPENSES
Policyholder benefits and dividends	574	762	830	869	724	2,521	3,185
Interest credited to policyholder account balances	85	47	89	6	29	354	171
Capitalization of deferred policy acquisition costs	(257)	(239)	(203)	(204)	(152)	(743)	(798)
Amortization of deferred policy acquisition costs	93	113	99	36	133	309	381
Other expenses	763	556	574	580	378	2,183	2,088

	1,258	1,239	1,389	1,287	1,112	4,624	5,027

Operating earnings before provision for income tax	207	236	195	218	192	740	841
Provision for income tax	14	99	48	74	98	172	319

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$193	$137	$147	$144	$94	$568	$522

Net Income Reconciliation

Operating earnings available to common shareholders	$193	$137	$147	$144	$94	$568	$522

Net investment gains (losses)	(9)	131	(145)	263	(118)	54	131
Net investment gains (losses) tax provision	4	(42)	37	(100)	24	(16)	(81)

Net investment gains (losses), net of income tax	(5)	89	(108)	163	(94)	38	50

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	34	(65)	210	(82)	(51)	57	12
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax provision	(11)	25	(76)	29	18	(19)	(4)

Adjustments related to net investment gains (losses), net of income tax (1)	23	(40)	134	(53)	(33)	38	8

Discontinued operations, net of income tax	(6)	—	—	—	—	(9)	—

Net income available to common shareholders	205	186	173	254	(33)	635	580
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$205	$186	$173	$254	($33)	$635	$580

Premiums, Fees and Other Revenues	$1,106	$1,201	$1,219	$1,157	$1,006	$4,115	$4,583

Number of Sales Representatives	4,386	4,847	5,067	5,136	5,137	4,386	5,137

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

INTERNATIONAL — LATIN AMERICA REGION
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions, except number of sales representatives)	2007	2008	2008	2008	2008	2007	2008

REVENUES
Premiums	$397	$492	$491	$481	$358	$1,615	$1,822
Universal life and investment-type product policy fees	154	161	172	150	133	572	616
Investment income, net	270	241	290	331	244	914	1,106
Other revenues	(1)	6	4	(2)	5	18	13

	820	900	957	960	740	3,119	3,557

EXPENSES
Policyholder benefits and dividends	231	468	520	557	393	1,420	1,938
Interest credited to policyholder account balances	80	78	87	84	68	302	317
Capitalization of deferred policy acquisition costs	(48)	(50)	(52)	(50)	(34)	(181)	(186)
Amortization of deferred policy acquisition costs	35	32	40	(18)	57	109	111
Other expenses	359	195	223	244	93	935	755

	657	723	818	817	577	2,585	2,935

Operating earnings before provision for income tax	163	177	139	143	163	534	622
Provision for income tax	(3)	68	42	44	48	107	202

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$166	$109	$97	$99	$115	$427	$420

Net Income Reconciliation

Operating earnings available to common shareholders	$166	$109	$97	$99	$115	$427	$420

Net investment gains (losses)	3	38	(83)	(34)	(78)	8	(157)
Net investment gains (losses) tax provision	(2)	(6)	13	5	12	2	24

Net investment gains (losses), net of income tax	1	32	(70)	(29)	(66)	10	(133)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	34	(72)	217	(82)	(51)	59	12
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax provision	(11)	25	(76)	29	18	(19)	(4)

Adjustments related to net investment gains (losses), net of income tax (1)	23	(47)	141	(53)	(33)	40	8

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	190	94	168	17	16	477	295
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$190	$94	$168	$17	$16	$477	$295

Premiums, Fees and Other Revenues	$550	$659	$667	$629	$496	$2,205	$2,451

Number of Sales Representatives	283	271	257	187	134	283	134

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

INTERNATIONAL — ASIA PACIFIC REGION
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions, except number of sales representatives)	2007	2008	2008	2008	2008	2007	2008

REVENUES
Premiums	$345	$321	$332	$314	$302	$1,198	$1,269
Universal life and investment-type product policy fees	120	118	108	104	109	404	439
Investment income, net	78	24	63	23	51	297	161
Other revenues	2	1	2	1	—	4	4

	545	464	505	442	462	1,903	1,873

EXPENSES
Policyholder benefits and dividends	323	274	286	287	305	1,040	1,152
Interest credited to policyholder account balances	4	(33)	1	(62)	(37)	49	(131)
Capitalization of deferred policy acquisition costs	(156)	(129)	(111)	(109)	(75)	(435)	(424)
Amortization of deferred policy acquisition costs	48	67	47	42	58	175	214
Other expenses	275	230	213	194	154	821	791

	494	409	436	352	405	1,650	1,602

Operating earnings before provision for income tax	51	55	69	90	57	253	271
Provision for income tax	25	34	9	35	55	85	133

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$26	$21	$60	$55	$2	$168	$138

Net Income Reconciliation

Operating earnings available to common shareholders	$26	$21	$60	$55	$2	$168	$138

Net investment gains (losses)	(1)	89	(63)	298	(33)	46	291
Net investment gains (losses) tax provision	2	(35)	24	(105)	8	(16)	(108)

Net investment gains (losses), net of income tax	1	54	(39)	193	(25)	30	183

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	—	7	(7)	—	—	(2)	—
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax provision	—	—	—	—	—	—	—

Adjustments related to net investment gains (losses), net of income tax (1)	—	7	(7)	—	—	(2)	—

Discontinued operations, net of income tax	(6)	—	—	—	—	(9)	—

Net income available to common shareholders	21	82	14	248	(23)	187	321
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$21	$82	$14	$248	($23)	$187	$321

Premiums, Fees and Other Revenues	$467	$440	$442	$419	$411	$1,606	$1,712

Number of Sales Representatives	4,103	4,576	4,810	4,949	5,003	4,103	5,003

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

INTERNATIONAL — EUROPEAN REGION
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
	December	March	June	September	December	December 31,	December 31,
Unaudited (In millions, except number of sales representatives)	2007	2008	2008	2008	2008	2007	2008

REVENUES
Premiums	$82	$91	$97	$98	$93	$283	$379
Universal life and investment-type product policy fees	6	11	13	10	6	19	40
Investment income, net	11	9	12	(6)	3	38	18
Other revenues	1	—	—	1	—	2	1

	100	111	122	103	102	342	438

EXPENSES
Policyholder benefits and dividends	20	20	24	25	26	61	95
Interest credited to policyholder account balances	1	2	1	(16)	(2)	3	(15)
Capitalization of deferred policy acquisition costs	(53)	(60)	(40)	(45)	(43)	(127)	(188)
Amortization of deferred policy acquisition costs	10	14	12	12	18	25	56
Other expenses	129	131	138	142	131	427	542

	107	107	135	118	130	389	490

Operating earnings before provision for income tax	(7)	4	(13)	(15)	(28)	(47)	(52)
Provision for income tax	(8)	(3)	(3)	(5)	(5)	(20)	(16)

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1	$7	($10)	($10)	($23)	($27)	($36)

Net Income Reconciliation

Operating earnings available to common shareholders	$1	$7	($10)	($10)	($23)	($27)	($36)

Net investment gains (losses)	(11)	4	1	(1)	(7)	—	(3)
Net investment gains (losses) tax provision	4	(1)	—	—	4	(2)	3

Net investment gains (losses), net of income tax	(7)	3	1	(1)	(3)	(2)	—

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	—	—	—	—	—	—	—
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax provision	—	—	—	—	—	—	—

Adjustments related to net investment gains (losses), net of income tax (1)	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	(6)	10	(9)	(11)	(26)	(29)	(36)
Preferred stock dividends	—	—	—	—	—	—	—

Net income	($6)	$10	($9)	($11)	($26)	($29)	($36)

Premiums, Fees and Other Revenues	$89	$102	$110	$109	$99	$304	$420

Number of Sales Representatives	—	—	—	—	—	—	—

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

AUTO & HOME
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2007	2008	2008	2008	2008	2007	2008

REVENUES
Earned premiums	$761	$745	$742	$745	$739	$2,966	$2,971
Investment income, net	54	51	50	48	37	196	186
Other revenues	15	11	10	9	8	43	38

	830	807	802	802	784	3,205	3,195

EXPENSES
Losses and loss adjustment expense	479	479	541	472	432	1,811	1,924
Other expenses	217	203	205	196	200	829	804

	696	682	746	668	632	2,640	2,728

Operating earnings before provision for income tax	134	125	56	134	152	565	467
Provision for income tax	31	27	4	33	40	139	104

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$103	$98	$52	$101	$112	$426	$363

Net Income Reconciliation

Operating earnings available to common shareholders	$103	$98	$52	$101	$112	$426	$363

Net investment gains (losses)	3	(11)	(13)	(67)	(43)	15	(134)
Net investment gains (losses) tax provision	(1)	4	4	23	15	(5)	46

Net investment gains (losses), net of income tax	2	(7)	(9)	(44)	(28)	10	(88)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	—	—	—	—	—	—	—
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax provision	—	—	—	—	—	—	—

Adjustments related to net investment gains (losses), net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	105	91	43	57	84	436	275
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$105	$91	$43	$57	$84	$436	$275

Premiums, Fees and Other Revenues	$776	$756	$752	$754	$747	$3,009	$3,009

AUTO & HOME
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
AUTO

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2007	2008	2008	2008	2008	2007	2008

REVENUES
Earned premiums	$535	$517	$516	$517	$511	$2,084	$2,061
Investment income, net	38	37	35	35	28	140	135
Other revenues	7	7	7	5	4	24	23

	580	561	558	557	543	2,248	2,219

EXPENSES
Losses and loss adjustment expense	352	331	316	293	343	1,325	1,283
Other expenses	144	135	138	130	136	555	539

	496	466	454	423	479	1,880	1,822

Operating earnings before provision for income tax	84	95	104	134	64	368	397
Provision for income tax	19	21	24	35	15	88	95

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$65	$74	$80	$99	$49	$280	$302

Net investment gains (losses), net of income tax	1	(5)	(6)	(30)	(20)	7	(61)
Adjustments related to net investment gains (losses), net of income tax	—	—	—	—	—	—	—
Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	66	69	74	69	29	287	241
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$66	$69	$74	$69	$29	$287	$241

Premiums, Fees and Other Revenues	$542	$524	$523	$522	$515	$2,108	$2,084

AUTO & HOME
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
HOMEOWNERS & OTHER

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2007	2008	2008	2008	2008	2007	2008

REVENUES
Earned premiums	$226	$228	$226	$228	$228	$882	$910
Investment income, net	16	14	15	13	9	56	51
Other revenues	8	4	3	4	4	19	15

	250	246	244	245	241	957	976

EXPENSES
Losses and loss adjustment expense	127	148	225	179	89	486	641
Other expenses	73	68	67	66	64	274	265

	200	216	292	245	153	760	906

Operating earnings before provision for income tax	50	30	(48)	(0)	88	197	70
Provision for income tax	12	6	(20)	(2)	25	51	9

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$38	$24	($28)	$2	$63	$146	$61

Net investment gains (losses), net of income tax	1	(2)	(3)	(14)	(8)	3	(27)
Adjustments related to net investment gains (losses), net of income tax	—	—	—	—	—	—	—
Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	39	22	(31)	(12)	55	149	34
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$39	$22	($31)	($12)	$55	$149	$34

Premiums, Fees and Other Revenues	$234	$232	$229	$232	$232	$901	$925

AUTO & HOME
WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA

	For the Three Months Ended

	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions, except number of sales representatives)	2007	2008	2008	2008	2008

Written Premiums by Product
Preferred/Standard Automobile	$510	$510	$513	$512	$483
Non-Standard Automobile	8	9	7	$8	7
Homeowners & Other	216	197	236	$250	218

Total	$734	$716	$756	$770	$708

Selected Financial Information and Supplemental Data
Total Auto & Home
Loss and loss adjustment expense ratio	62.9%	64.1%	72.8%	63.3%	58.5%
Other expense ratio	28.2%	26.7%	26.7%	25.7%	26.4%

Total combined ratio (1)	91.1%	90.8%	99.5%	89.0%	84.9%
Effect of catastrophe losses	1.6%	3.2%	17.6%	9.4%	2.0%

Combined ratio excluding catastrophes	89.5%	87.6%	81.9%	79.6%	82.9%

Auto
Loss and loss adjustment expense ratio	65.9%	63.8%	61.1%	56.7%	67.2%
Other expense ratio	26.3%	25.4%	25.6%	24.4%	25.9%

Total combined ratio (1)	92.2%	89.2%	86.7%	81.1%	93.1%
Effect of catastrophe losses	(1.4%)	0.5%	2.7%	1.0%	0.0%

Combined ratio excluding catastrophes	93.6%	88.7%	84.0%	80.1%	93.1%

Homeowners & Other
Loss and loss adjustment expense ratio	55.7%	64.9%	99.5%	78.5%	39.0%
Other expense ratio	32.8%	29.6%	28.8%	28.5%	27.6%

Total combined ratio (1)	88.5%	94.5%	128.3%	107.0%	66.6%
Effect of catastrophe losses	8.3%	9.4%	51.8%	28.5%	6.7%

Combined ratio excluding catastrophes	80.2%	85.1%	76.5%	78.5%	59.9%

Pre-Tax Catastrophe Losses
Auto	($7)	$3	$14	$5	($0)
Homeowners & Other	19	21	117	65	15

Total	$12	$24	$131	$70	$15

Catastrophe points on combined ratios	1.6	3.2	17.6	9.4	2.0

(1)	The total combined ratio reflects payment fees as a credit to other expenses for the three months ended December 31, 2007, March 31, 2008, June 30, 2008, September 30, 2008, December 31, 2008, which resulted in a 0.6, 0.7, 0.6, 0.7 and 0.6 of a percentage point decrease in the combined ratio, respectively. The decreases for Auto and Homeowners & Other were 0.7 and 0.4 of a percentage point, respectively, for December 31, 2007, 0.8 and 0.4 of a percentage point, respectively, for March 31, 2008, 0.7 and 0.4 of a percentage point, respectively, for June 30, 2008, 0.7 and 0.4 of a percentage point, respectively, for September 30, 2008, and 0.7 and 0.5 of a percentage point, respectively, for December 31, 2008.

CORPORATE, OTHER & ELIMINATIONS
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended

	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2007	2008	2008	2008	2008	2007	2008

REVENUES
Premiums	$12	$6	$12	$8	$2	$35	$28
Investment income, net	360	253	237	159	155	1,428	804
Other revenues	10	12	10	42	120	72	184

	382	271	259	209	277	1,535	1,016

EXPENSES
Policyholder benefits and dividends	14	10	14	12	12	47	48
Interest credited to policyholder account balances	—	—	—	—	7	—	7
Interest credited to bank deposits	49	44	39	40	43	199	166
Interest expense	248	266	249	250	268	875	1,033
Other expenses	116	44	116	231	308	331	699

	427	364	418	533	638	1,452	1,953

Operating earnings before provision for income tax	(45)	(93)	(159)	(324)	(361)	83	(937)
Benefit for income tax	(38)	(93)	(103)	(132)	(168)	(157)	(496)

Operating earnings	(7)	—	(56)	(192)	(193)	240	(441)
Preferred stock dividends	35	33	31	30	31	137	125

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	($42)	($33)	($87)	($222)	($224)	$103	($566)

Net Income Reconciliation

Operating earnings available to common shareholders	($42)	($33)	($87)	($222)	($224)	$103	($566)

Net investment gains (losses)	(8)	(16)	(38)	(25)	1,039	39	960
Net investment gains (losses) tax provision	(15)	6	15	(5)	(369)	(32)	(353)

Net investment gains (losses), net of income tax	(23)	(10)	(23)	(30)	670	7	607

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	(1)	—	—	—	—	—	—
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	—	—	—	—	—	—	—

Adjustments related to net investment gains (losses), net of income tax	(1)	—	—	—	—	—	—

Discontinued operations, net of income tax	32	21	61	(433)	58	193	(293)

Net income available to common shareholders	(34)	(22)	(49)	(685)	504	303	(252)
Preferred stock dividends	35	33	31	30	31	137	125

Net income	$1	$11	($18)	($655)	$535	$440	($127)

Premiums, Fees and Other Revenues	$22	$18	$22	$50	$122	$107	$212

METLIFE, INC.
INVESTMENT RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS

	For the Three Months Ended

	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2007	2008	2008	2008	2008

Fixed Maturity Securities
Yield (1)	6.59%	6.50%	6.51%	6.38%	6.18%
Investment income (2)	$3,196	$3,137	$3,186	$3,107	$2,973
Investment gains (losses)	($67)	($203)	($301)	($919)	($526)
Ending carrying value (2)	$233,115	$234,990	$231,896	$212,912	$189,197

Mortgage and Consumer Loans
Yield (1)	6.57%	6.19%	6.10%	5.99%	6.05%
Investment income (3)	$696	$676	$674	$687	$737
Investment gains (losses)	($31)	($28)	($35)	$26	($99)
Ending carrying value	$46,154	$46,920	$48,158	$50,606	$51,364

Real Estate and Real Estate Joint Ventures (4)
Yield (1)	9.78%	5.07%	6.78%	2.84%	(2.36%)
Investment income	$160	$87	$121	$53	($44)
Investment gains (losses)	$12	($2)	$3	$2	($13)
Ending carrying value	$6,767	$6,960	$7,328	$7,555	$7,586

Policy Loans
Yield (1)	6.21%	6.24%	6.25%	6.09%	6.32%
Investment income	$144	$148	$151	$148	$154
Ending carrying value	$9,326	$9,666	$9,683	$9,742	$9,802

Equity Securities
Yield (1)	6.92%	4.86%	6.01%	4.00%	6.25%
Investment income	$92	$65	$80	$45	$59
Investment gains (losses)	$56	($10)	($3)	($181)	($63)
Ending carrying value	$5,911	$5,368	$5,228	$3,474	$3,197

Other Limited Partnership Interests
Yield (1)	25.22%	8.99%	4.63%	(3.91%)	(20.14%)
Investment income	$340	$132	$71	($62)	($311)
Investment gains (losses)	($7)	($3)	($12)	($16)	($109)
Ending carrying value	$6,155	$6,349	$6,707	$6,353	$6,039

Cash and Short-Term Investments
Yield (1)	4.23%	3.12%	2.66%	1.89%	0.71%
Investment income	$113	$95	$86	$78	$48
Investment gains (losses)	$0	$1	$0	$0	$2
Ending carrying value	$12,505	$13,103	$15,343	$22,751	$38,085

Other Invested Assets (5) (6) (7) (8)
Investment income	$168	$67	$30	$102	$184
Investment gains (losses)	($126)	($493)	$18	$1,827	$2,908
Ending carrying value	$8,076	$9,808	$8,617	$9,755	$17,248

Total Investments
Gross investment income yield (1)	7.01%	6.20%	6.08%	5.68%	4.95%
Investment fees and expenses yield	(0.16%)	(0.17%)	(0.16%)	(0.15%)	(0.15%)

Net Investment Income Yield	6.85%	6.03%	5.92%	5.53%	4.80%

Gross investment income	$4,909	$4,407	$4,399	$4,158	$3,800
Investment fees and expenses	(118)	(119)	(118)	(108)	(115)

Net Investment Income	$4,791	$4,288	$4,281	$4,050	$3,685

Ending carrying value	$328,009	$333,164	$332,960	$323,148	$322,518

Gross investment gains	$475	$405	$283	$1,105	$782
Gross investment losses (7)	(435)	(531)	(346)	(464)	(664)
Writedowns (7)	(73)	(186)	(262)	(1,048)	(546)

Subtotal	(33)	(312)	(325)	(407)	(428)
Derivative & other instruments not qualifying for hedge accounting (7) (8)	(130)	(426)	(5)	1,146	2,528

Investment Gains (Losses)	(163)	(738)	(330)	739	2,100
Investment gains (losses) tax benefit (provision)	38	262	104	(282)	(755)

Investment Gains (Losses), Net of Income Tax	($125)	($476)	($226)	$457	1,345

(1)	Yields are based on quarterly average asset carrying values, excluding recognized and unrealized investment gains (losses), and for yield calculation purposes, average assets exclude collateral associated with the Company’s securities lending program.

(2)	Fixed maturity securities includes $779 million, $808 million, $883 million, $788 million and $946 million in ending carrying value, and ($2) million, ($51) million, $9 million, ($95) million and ($56) million of investment income (loss) related to trading securities at or for the three months ended December 31, 2007, March 31, 2008, June 30, 2008, September 30, 2008 and December 31, 2008, respectively.

(3)	Investment income from mortgage and consumer loans includes prepayment fees.

(4)	Included in investment income from real estate and real estate joint ventures is $4 million, ($1) million, $2 million and $2 million related to discontinued operations for the three months ended December 31, 2007, March 31, 2008, June 30, 2008 and September 30, 2008, respectively. There was no investment income from real estate and real estate joint ventures related to discontinued operations for the three months ended December 31, 2008. Included in investment gains (losses) from real estate and real estate joint ventures is $7 million and $8 million for the three months ended December 31, 2007 and December 31, 2008, respectively. There were no discontinued operations from real estate and real estate joint ventures for any other period.

(5)	Included in investment income from other invested assets are scheduled periodic settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS 133 of $67 million, ($9) million, ($38) million, ($1) million and $53 million for the three months ended December 31, 2007, March 31, 2008, June 30, 2008, September 30, 2008 and December 31, 2008, respectively. These amounts are excluded from investment gains (losses). Additionally, excluded from investment gains (losses) is $9 million, $18 million, $11 million, $8 million and $7 million for the three months ended December 31, 2007, March 31, 2008, June 30, 2008, September 30, 2008 and December 31, 2008, respectively, related to settlement payments on derivatives used to hedge interest rate and currency risk on policyholder account balances that do not qualify for hedge accounting. Such amounts are included within interest credited to policyholder account balances.

(6)	Other invested assets is principally comprised of freestanding derivatives with positive fair values and leveraged leases. Freestanding derivatives with negative fair values are included within other liabilities. As yield is not considered a meaningful measure of performance for other invested assets, it has been excluded from the table above.

(7)	The components of investment gains (losses) for the three months ended September 30, 2008 are shown net of a realized gain under purchased credit default swaps that offsets losses incurred on certain fixed maturity securities.

(8)	Derivatives and other instruments not qualifying for hedge accounting is comprised of amounts for freestanding derivatives of $166 million, $0 million, ($365) million, $1,109 million, and $5,148 million; and embedded derivatives of ($296) million, ($426) million, $360 million, $37 million, and ($2,620) million for the three months ended December 31, 2007, March 31, 2008, June 30, 2008, September 30, 2008 and December 31, 2008, respectively.

METLIFE, INC.
INVESTMENT RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS

	For the Year Ended

	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2007	2008	2008	2008	2008

Fixed Maturity Securities
Yield (1)	6.42%	6.50%	6.51%	6.46%	6.40%
Investment income (2)	$12,425	$3,137	$6,323	$9,430	$12,403
Investment gains (losses)	($615)	($203)	($504)	($1,423)	($1,949)
Ending carrying value (2)	$233,115	$234,990	$231,896	$212,912	$189,197

Mortgage and Consumer Loans
Yield (1)	6.56%	6.19%	6.14%	6.09%	6.08%
Investment income (3)	$2,648	$676	$1,350	$2,037	$2,774
Investment gains (losses)	$3	($28)	($63)	($37)	($136)
Ending carrying value	$46,154	$46,920	$48,158	$50,606	$51,364

Real Estate and Real Estate Joint Ventures (4)
Yield (1)	10.29%	5.07%	5.94%	4.86%	2.98%
Investment income	$607	$87	$208	$261	$217
Investment gains (losses)	$59	($2)	$1	$3	($10)
Ending carrying value	$6,767	$6,960	$7,328	$7,555	$7,586

Policy Loans
Yield (1)	6.21%	6.24%	6.24%	6.19%	6.22%
Investment income	$572	$148	$299	$447	$601
Ending carrying value	$9,326	$9,666	$9,683	$9,742	$9,802

Equity Securities
Yield (1)	5.14%	4.86%	5.43%	5.01%	5.25%
Investment income	$244	$65	$145	$190	$249
Investment gains (losses)	$164	($10)	($13)	($194)	($257)
Ending carrying value	$5,911	$5,368	$5,228	$3,474	$3,197

Other Limited Partnership Interests
Yield (1)	27.09%	8.99%	6.76%	3.08%	(2.77%)
Investment income	$1,309	$132	$203	$141	($170)
Investment gains (losses)	$16	($3)	($15)	($31)	($140)
Ending carrying value	$6,155	$6,349	$6,707	$6,353	$6,039

Cash and Short-Term Investments
Yield (1)	4.91%	3.12%	2.89%	2.49%	1.62%
Investment income	$424	$95	$181	$259	$307
Investment gains (losses)	$3	$1	$1	$1	$3
Ending carrying value	$12,505	$13,103	$15,343	$22,751	$38,085

Other Invested Assets (5) (6) (7) (8)
Investment income	$526	$67	$97	$199	$383
Investment gains (losses)	($474)	($493)	($475)	$1,352	$4,260
Ending carrying value	$8,076	$9,808	$8,617	$9,755	$17,248

Total Investments
Gross investment income yield (1)	6.88%	6.20%	6.14%	5.99%	5.71%
Investment fees and expenses yield	(0.16%)	(0.17%)	(0.16%)	(0.16%)	(0.16%)

Net Investment Income Yield	6.72%	6.03%	5.98%	5.83%	5.55%

Gross investment income	$18,755	$4,407	$8,806	$12,964	$16,764
Investment fees and expenses	(427)	(119)	(237)	(345)	(460)

Net Investment Income	$18,328	$4,288	$8,569	$12,619	$16,304

Ending carrying value	$328,009	$333,164	$332,960	$323,148	$322,518

Gross investment gains	$1,386	$405	$688	$1,793	$2,575
Gross investment losses (7)	(1,710)	(531)	(877)	(1,341)	($2,005)
Writedowns (7)	(140)	(186)	(448)	(1,496)	($2,042)

Subtotal	(464)	(312)	(637)	(1,044)	(1,472)
Derivative & other instruments not qualifying for hedge accounting (7) (8)	(380)	(426)	(431)	715	3,243

Investment Gains (Losses)	(844)	(738)	(1,068)	(329)	1,771
Investment gains (losses) tax benefit (provision)	280	262	366	84	(671)

Investment Gains (Losses), Net of Income Tax	($564)	($476)	($702)	($245)	1,100

(1)	Yields are based on quarterly average asset carrying values, excluding recognized and unrealized investment gains (losses), and for yield calculation purposes, average assets exclude collateral associated with the Company’s securities lending program.

(2)	Fixed maturity securities includes $779 million, $808 million, $883 million, $788 million and $946 million in ending carrying value, and $50 million, ($51) million, ($42) million, ($137) million and ($193) million of investment income (loss) related to trading securities at or for the year-to-date ended December 31, 2007, March 31, 2008, June 30, 2008, September 30, 2008 and December 31, 2008, respectively.

(3)	Investment income from mortgage and consumer loans includes prepayment fees.

(4)	Included in investment income from real estate and real estate joint ventures is $12 million, ($1) million, $1 million, $3 million and $3 million related to discontinued operations for year-to-date ended December 31, 2007, March 31, 2008, June 30, 2008, September 30, 2008 and December 31, 2008, respectively. Included in net investment gains (losses) from real estate and real estate joint ventures is $13 million and $8 million related to discontinued operations for year ended December 31, 2007 and December 31, 2008, respectively. There were no discontinued operations from real estate and real estate joint ventures for any other period.

(5)	Included in investment income from other invested assets are scheduled periodic settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS 133 of $253 million, ($9) million, ($47) million, ($48) million and $5 million for the year-to-date ended December 31, 2007, March 31, 2008, June 30, 2008, September 30, 2008 and December 31, 2008, respectively. These amounts are excluded from investment gains (losses). Additionally, excluded from investment gains (losses) is $26 million, $18 million, $29 million, $37 million and $44 million for the year-to-date ended December 31, 2007, March 31, 2008, June 30, 2008, September 30, 2008 and December 31, 2008, respectively, related to settlement payments on derivatives used to hedge interest rate and currency risk on policyholder account balances that do not qualify for hedge accounting. Such amounts are included within interest credited to policyholder account balances.

(6)	Other invested assets is principally comprised of freestanding derivatives with positive fair values and leveraged leases. Freestanding derivatives with negative fair values are included within other liabilities. As yield is not a meaningful measure of performance for other invested assets, it has been excluded from the table above.

(7)	The components of investment gains (losses) for the nine months ending September 30, 2008 are shown net of a realized gain under purchased credit default swaps that offsets losses incurred on certain fixed maturity securities

(8)	Derivatives and other instruments not qualifying for hedge accounting is comprised of amounts for freestanding derivatives of ($59) million, $0 million, ($365) million, $744 million, and $5,892 million; and embedded derivatives of ($321) million, ($426) million, ($66) million, ($29) million, and ($2,649) million for the year-to-date ended December 31, 2007, March 31, 2008, June 30, 2008, September 30, 2008 and December 31, 2008, respectively.

METLIFE, INC.
GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITY SECURITIES (1)

	December 31, 2007		March 31, 2008		June 30, 2008		September 30, 2008		December 31, 2008

Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$3,866	90.6%	$5,912	70.1%	$6,952	75.0%	$9,141	54.8%	$8,034	27.9%
20% or more for less than six months	383	9.0%	2,450	29.0%	1,980	21.3%	5,665	34.0%	17,191	59.6%
20% or more for six months or greater	19	0.4%	76	0.9%	339	3.7%	1,871	11.2%	3,596	12.5%

Total Gross Unrealized Losses	$4,268	100.0%	$8,438	100.0%	$9,271	100.0%	$16,677	100.0%	$28,821	100.0%

Total Gross Unrealized Gains	$7,250		$7,997		$5,622		$4,478		$7,564

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE EQUITY SECURITIES (1)

	December 31, 2007		March 31, 2008		June 30, 2008		September 30, 2008		December 31, 2008

Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$316	70.4%	$211	29.3%	$171	23.0%	$60	9.4%	$75	7.7%
20% or more for less than six months	133	29.6%	508	70.6%	567	76.0%	415	65.0%	519	53.0%
20% or more for six months or greater	—	0.0%	1	0.1%	8	1.0%	163	25.6%	384	39.3%

Total Gross Unrealized Losses	$449	100.0%	$720	100.0%	$746	100.0%	$638	100.0%	$978	100.0%

Total Gross Unrealized Gains	$628		$432		$399		$92		$44

(1)	The Company’s review of its Fixed Maturity Securities and Equity Securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

METLIFE, INC.
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE FOR SALE
BY SECTOR AND QUALITY DISTRIBUTION

		December 31, 2007		March 31, 2008		June 30, 2008		September 30, 2008		December 31, 2008
Unaudited (In millions)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$73,919	31.8%	$72,684	31.0%	$72,657	31.4%	$67,822	32.0%	$63,303	33.6%
Residential mortgage-backed securities		54,995	23.7%	55,114	23.5%	53,165	23.0%	46,912	22.1%	36,028	19.2%
Foreign corporate securities		37,166	16.0%	36,621	15.7%	36,401	15.8%	34,321	16.2%	29,679	15.8%
US Treasury/agency securities		21,192	9.1%	22,028	9.4%	20,131	8.7%	16,575	7.8%	21,310	11.3%
Commercial mortgage-backed securities		16,993	7.3%	17,875	7.6%	17,496	7.6%	15,829	7.5%	12,644	6.7%
Asset-backed securities		10,572	4.6%	11,123	4.8%	12,608	5.5%	12,763	6.0%	10,523	5.6%
Foreign government securities		12,813	5.5%	12,881	5.5%	12,833	5.6%	11,933	5.6%	10,153	5.4%
State and political subdivision securities		4,368	1.9%	5,558	2.4%	5,438	2.3%	5,912	2.8%	4,557	2.4%
Other fixed maturity securities		318	0.1%	299	0.1%	284	0.1%	58	0.0%	54	0.0%

Total Fixed Maturity Securities		$232,336	100.0%	$234,183	100.0%	$231,013	100.0%	$212,125	100.0%	$188,251	100.0%

NAIC RATING (1)	RATING AGENCY EQUIVALENT DESIGNATION
1	Aaa / Aa / A	$167,761	72.2%	$171,918	73.4%	$170,278	73.7%	$154,978	73.1%	$137,125	72.9%
2	Baa	47,172	20.3%	46,008	19.7%	45,313	19.6%	43,030	20.3%	38,761	20.6%
3	Ba	10,528	4.5%	10,055	4.3%	9,367	4.1%	8,786	4.1%	7,796	4.1%
4	B	6,435	2.8%	5,684	2.4%	5,424	2.3%	4,646	2.2%	3,779	2.0%
5	Caa and lower	428	0.2%	487	0.2%	604	0.3%	622	0.3%	715	0.4%
6	In or near default	12	0.0%	31	0.0%	27	0.0%	63	0.0%	75	0.0%

Total Fixed Maturity Securities		$232,336	100.0%	$234,183	100.0%	$231,013	100.0%	$212,125	100.0%	$188,251	100.0%

(1)	Amounts presented are based on rating agency designations. Comparisons between NAIC ratings and rating agency designations are published by the NAIC.
SUMMARY OF COMMERCIAL MORTGAGE LOANS
BY REGION AND PROPERTY TYPE

	December 31, 2007		March 31, 2008		June 30, 2008		September 30, 2008		December 31, 2008
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$8,436	24.4%	$8,421	24.2%	$8,657	24.6%	$8,581	23.9%	$8,837	24.6%
South Atlantic	7,770	22.4%	7,932	22.8%	7,861	22.3%	8,099	22.6%	8,101	22.5%
Middle Atlantic	5,042	14.5%	5,037	14.5%	5,291	15.1%	5,784	16.1%	5,931	16.5%
International	3,642	10.5%	3,759	10.8%	3,903	11.1%	3,695	10.3%	3,414	9.5%
West South Central	2,888	8.3%	2,911	8.3%	2,856	8.1%	3,059	8.5%	3,070	8.5%
East North Central	2,866	8.3%	2,591	7.5%	2,570	7.3%	2,607	7.3%	2,591	7.2%
New England	1,464	4.2%	1,517	4.4%	1,514	4.3%	1,535	4.3%	1,529	4.3%
Mountain	1,002	2.9%	1,109	3.2%	1,058	3.0%	1,058	2.9%	1,052	2.9%
West North Central	974	2.8%	758	2.2%	762	2.2%	758	2.1%	716	2.0%
East South Central	481	1.4%	479	1.4%	470	1.3%	470	1.3%	468	1.3%
Other	92	0.3%	258	0.7%	257	0.7%	256	0.7%	256	0.7%

Total	$34,657	100.0%	$34,772	100.0%	$35,199	100.0%	$35,902	100.0%	$35,965	100.0%

Office	$15,216	43.9%	$15,216	43.8%	$15,048	42.8%	$15,344	42.8%	$15,307	42.6%
Retail	7,334	21.1%	7,799	22.4%	8,210	23.3%	8,093	22.5%	8,038	22.3%
Apartments	4,368	12.6%	3,952	11.4%	4,022	11.4%	4,135	11.5%	4,113	11.4%
Hotel	3,258	9.4%	3,227	9.3%	3,138	8.9%	3,132	8.7%	3,078	8.6%
Industrial	2,622	7.6%	2,782	8.0%	2,871	8.2%	2,849	8.0%	2,901	8.1%
Other	1,859	5.4%	1,796	5.1%	1,910	5.4%	2,349	6.5%	2,528	7.0%

Total	$34,657	100.0%	$34,772	100.0%	$35,199	100.0%	$35,902	100.0%	$35,965	100.0%

METLIFE, INC.
SUMMARY OF REAL ESTATE

	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2007	2008	2008	2008	2008

Wholly-owned	$3,993	$4,000	$4,017	$4,063	$4,062
Joint ventures	2,771	2,957	3,308	3,489	3,522

Subtotal	6,764	6,957	7,325	7,552	7,584
Foreclosed	3	3	3	3	2

Total Real Estate (1)	$6,767	$6,960	$7,328	$7,555	$7,586

SUMMARY OF MORTGAGES AND CONSUMER LOANS

	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2007	2008	2008	2008	2008

Commercial mortgages	$34,657	$34,772	$35,199	$35,902	$35,965
Agricultural mortgages	10,452	10,610	11,590	12,071	12,234
Consumer loans	1,040	1,095	1,190	1,209	1,153
Mortgage loans held-for-sale	5	443	179	1,424	2,012

Total	$46,154	$46,920	$48,158	$50,606	$51,364

(1)	Includes real estate held-for-sale and held-for-investment.

Company Ratings as of January 27, 2009
     Insurer financial strength ratings represent the opinions of rating agencies, including A.M. Best Company (“A.M. Best”), Fitch Ratings Insurance Group (“Fitch”), Moody’s Investors Service (“Moody’s”) and Standard & Poor’s (“S&P”), regarding the ability of an insurance company to meet its financial obligations to policyholders and contract holders. Credit ratings represent the opinions of rating agencies regarding an issuer’s ability to repay its indebtedness. Our insurer financial strength ratings and credit ratings as of January 27, 2009 are listed in the tables below:

	A.M. Best	Fitch	Moody’s	S&P
Insurer Financial Strength Ratings
First MetLife Investors Insurance Co.	A+	NR	NR	AA
General American Life Insurance Company	A+	AA	Aa2	AA
MetLife Insurance Company of Connecticut	A+	AA	Aa2	AA
MetLife Investors Insurance Company	A+	AA	Aa2	AA
MetLife Investors USA Insurance Company	A+	AA	Aa2	AA
Metropolitan Casualty Insurance Company	A	NR	NR	NR
Metropolitan Direct Property and Casualty Insurance Co.	A	NR	NR	NR
Metropolitan General Insurance Company	A	NR	NR	NR
Metropolitan Group Property & Casualty Insurance Co.	A	NR	NR	NR
Metropolitan Life Insurance Company	A+	AA	Aa2	AA
Metropolitan Lloyds Insurance Company of Texas	A	NR	NR	NR
Metropolitan Property and Casualty Insurance Company	A	NR	NR	NR
Metropolitan Tower Life Insurance Company	A+	NR	Aa3	NR
New England Life Insurance Company	A+	AA	Aa2	AA
Texas Life Insurance Company	A-	NR	NR	NR

Credit Ratings

MetLife Short Term Funding LLC
Commercial Paper	NR	NR	P-1	A-1+

General American Life Insurance Company
(Surplus Notes)	a+	NR	A1	A+

MetLife, Inc.
Commercial Paper	AMB-1	F1	P-1	A-1
Senior Unsecured Debt	a	A	A2	A
Subordinated Debt	a-	NR	A3	NR
Junior Subordinated Debt	bbb+	A-	Baa1	BBB+
Preferred Stock	bbb+	A-	Baa1	BBB+
Non-Cumulative Perpetual Preferred Stock	bbb+	A-	Baa1	BBB

MetLife Capital Trust III
Trust Preferred Stock	a-	A-	A3	BBB+

MetLife Capital Trust IV & X
Trust Securities	bbb+	A-	Baa1	BBB+

MetLife Funding, Inc.
Commercial Paper	AMB-1+	F1+	P-1	A-1+

Metropolitan Life Global Funding I
Senior Secured Debt	aa	NR	Aa2	AA

MetLife Institutional Funding I, LLC
Senior Secured Debt	aa	NR	Aa2	AA

Metropolitan Life Insurance Company
Surplus Notes	a+	A+	A1	A+
NR     Not Rated